EXHIBIT 32

STATEMENT PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Deere & Company (the “Company”) on Form 10-K for the period ending October 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 17, 2009	/s/ S. R. Allen	President and Principal Executive Officer
S. R. Allen

December 17, 2009	/s/ J. M. Field	Senior Vice President and Principal Financial Officer
J. M. Field

A signed original of this written statement required by Section 906 has been provided to Deere & Company and will be retained by Deere & Company and furnished to the Securities and Exchange Commission or its staff upon request.

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